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                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549


                                    FORM 8-K
                                 CURRENT REPORT

                         PURSUANT TO SECTION 13 OR 15(d)
                     OF THE SECURITIES EXCHANGE ACT OF 1934




        Date of Report (Date of earliest event reported): December 31, 1998



                        OIS OPTICAL IMAGING SYSTEMS, INC.
                 (Exact name of issuer as specified in charter)



            DELAWARE                     0-16343                38-2544320
  (State or Other Jurisdiction         (Commission          (I.R.S. Employer
       of Incorporation or                 file               Identification
          Organization)                  number)                 Number)


                              47050 FIVE MILE ROAD
                           NORTHVILLE, MICHIGAN 48167
                    (Address of principal executive offices)


                                 (734) 454-5560
              (Registrant's telephone number, including area code)


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ITEM 5 - OTHER EVENTS.

         As is more fully described in the attached press release that is incorporated herein by reference on January 6, 1999, OIS Optical Imaging Systems, Inc. ("OIS" or the "Company") announced that Mr. Rex Tapp has resigned from his positions as President and Chief Executive Officer of the Company and as a member of the Company's Board of Directors effective as of December 31, 1998.

         This report, including the press release attached hereto, contains statements that are not based on historical fact and are "forward-looking statements" within the meaning of the Private Securities Litigation Reform Act of 1995. Among other things, they regard the Company's liquidity, financial condition, operational matters and certain strategic initiatives and alternatives and their potential outcomes. Words or phrases denoting the anticipated results of future events, such as "anticipate," "believe," "estimate," "expects," "may," "not considered likely," "are expected to," "will continue," "project," and similar expressions that denote uncertainty are intended to identify such forward-looking statements. Additionally, from time to time, the Company or its representatives have made or may make oral or written forward-looking statements. Such forward-looking statements may be included in various filings made by the Company with the Securities and Exchange Commission, or in other press releases or oral statements made by or with the approval of an authorized executive officer of the Company. The Company's actual results, performance or achievements could differ materially from the results expressed in, or implied by, such forward-looking statements: (1) as a result of risks and uncertainties identified in the Company's publicly filed reports; (2) as a result of risks associated with its shut down plans; (3) as a result of factors over which the Company has no control, including the strength of domestic and foreign economies, the overall avionics display market, sales growth, competition and certain cost increases; and/or (4) if the factors on which the Company's conclusions are based do not conform to the Company's expectations.

ITEM 7 - FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND EXHIBITS.

         (c)    Exhibits

                Exhibit No.           Description
                -----------           -----------

                     99               OIS Press Release dated January 6, 1999.



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                                   SIGNATURES

         Pursuant to the requirements of the Securities and Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned, hereunto duly authorized.


                                          OIS OPTICAL IMAGING SYSTEMS, INC.


Date: January 6, 1999            By:     /s/ Charles C. Wilson
                                         ---------------------------------------
                                             Charles C. Wilson
                                             Executive Vice President,
                                             Chief Financial Officer
                                             (Principal Financial and Accounting
                                             Officer)



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                                INDEX TO EXHIBITS


Exhibit No.                Description
-----------                -----------

    99                     OIS Press Release dated January 6, 1999.